UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): November 3, 2020

Amphastar Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36509	33-0702205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11570 6th Street
Rancho Cucamonga, California	91730
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (909) 980-9484

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

T
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	AMPH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2020, the Board of Directors (the “Board”) of Amphastar Pharmaceuticals, Inc. (the “Company”) approved the amendment and restatement of the Company’s 2015 Equity Incentive Plan (the “Plan”) to provide that at least 95% of the shares awarded under the Plan will be subject to a minimum vesting requirement of at least one year.

Item 8.01. Other Events.

Adoption of Stock Ownership Guidelines

On November 3, 2020, the Board adopted Stock Ownership Guidelines (the “Guidelines”) introducing requirements relating to the ownership of the Company’s common stock by executive officers and non-employee directors. The stock ownership requirements provide that the Company’s Chief Executive Officer will be required to hold shares valued at three times his or her annual base salary, other executive officers will be required to hold shares valued at one times their annual base salary, and non-employee directors are expected to hold shares valued at three times their annual base cash retainer for Board service. The applicable levels of ownership are required to be achieved by current executive officers, and expected to be achieved by non-employee directors, within five years of the date of the Guideline’s adoption.

Adoption of Clawback Policy

On November 3, 2020, the Board adopted a Clawback Policy that allows the Company to recover erroneously awarded cash-based incentive compensation from an executive officer in the case a restatement of the Company’s financial statements that was determined by the Compensation Committee of the Board to be caused by gross negligence, intentional misconduct or fraud of such executive officer.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Amphastar Pharmaceuticals, Inc. 2015 Equity Incentive Plan, as amended and restated effective as of November 3, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHASTAR PHARMACEUTICALS, INC.
Date: November 6, 2020
	By:	/S/WILLIAM J. PETERS

William J. Peters
Chief Financial Officer and Senior Vice President